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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                               AMENDMENT NO. 2 TO

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 6, 2001




                          The Majestic Star Casino, LLC
                     The Majestic Star Casino Capital Corp.
             (Exact name of Registrant as specified in its charter)

         Indiana                                                           43-1664986
         Indiana                             333-06489                     35-2100872
(State or other jurisdiction of                  (Commission                     (IRS Employer
incorporation or organization)                    File Number)                   Identification No.)


                           One Buffington Harbor Drive
                            Gary, Indiana 46406-3000
                    (Address of principal executive offices)


       (Registrant's telephone number, including area code: (219) 977-7823





                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 13, 2001, The Majestic Star Casino, LLC and The Majestic Star Casino Capital Corp. (together, the "Registrants") filed a Current Report (the "Report") on Form 8-K to report the acquisition of substantially all of the assets of certain casino properties owned and operated by certain affiliates of Fitzgeralds Gaming Corporation, pursuant to a Purchase and Sale Agreement dated as of November 22, 2000, as amended December 4, 2000 and as further amended November 1, 2001 (the "Purchase Agreement"), by Majestic Investor Holdings, LLC and certain of its subsidiaries, all of which are indirectly wholly-owned subsidiaries of The Majestic Star Casino, LLC. Pursuant to Item 7 of Form 8-K, the Registrants indicated that they would file the financial statements of the business acquired as required by Item 7(a) and the pro forma financial information as required by Item 7(b) by amendment. This amendment is being filed to provide the required financial information.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         In the Report, the Registrants did not file the financial statements required by subsection (a)(1) of Item 7 and did not file the pro forma financial statements required by subsection (b)(1) of Item 7. The Registrants indicated in the Report that they would file an amended Report within 60 days, pursuant to subsections (a)(4) and (b)(2) of
         Item 7.

         (a)       Financial Statements of Business Acquired.
                   The financial statements of the business acquired are filed herewith as Exhibit 99.1 to this Current Report on Form 8-K/A.

         (b)       Pro Forma Financial Information.
                   The pro forma financial information is filed herewith as
                   Exhibit 99.2 to this Current Report on Form 8-K/A,

         (c)       Exhibits.

                   A list of Exhibits included as part of this report is set forth in the Exhibit Index, which immediately precedes such Exhibits and is incorporated herein by reference.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                THE MAJESTIC STAR CASINO, LLC

                                By: Barden Development, Inc., Manager

                                By: /s/ Michael E. Kelly
                                   ---------------------------------------------

                                   Michael E. Kelly, Executive Vice President and Chief Operating Officer

                                THE MAJESTIC STAR CASINO CAPITAL CORP.

                                By: /s/ Michael E. Kelly
                                   ---------------------------------------------

                                   Michael E. Kelly, Executive Vice President and Chief Operating Officer

Date:  February 19, 2002




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                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------


99.1 Audited Historical Combined Financial Statements of Fitzgeralds Las Vegas, Inc., Fitzgeralds Mississippi, Inc. and 101 Main Street Limited Liability Company, with Independent Auditors' Report thereon

99.2 Unaudited Pro Forma Consolidated Financial Statements of The Majestic Star Casino, LLC